UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 28, 2004
Date of report (date of earliest event reported)

STELLENT, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-19817	41-1652566

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

7777 Golden Triangle Drive, Eden Prairie, Minnesota	55344

(Address of principal executive offices)	(Zip Code)

Telephone Number: (952) 903-2000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Consent of Independent Reg. Public Accounting Firm
Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

This Amendment No. 1 to the Current Report On Form 8-K of Stellent, Inc. (“Stellent”) dated May 28, 2004 is filed for the purpose of filing the financial statements of Optika Inc. (“Optika”) required by Item 7(a) of this Form.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of business acquired

The audited consolidated financial statements of Optika, including Optika’s consolidated balance sheet at December 31, 2003 and 2002 and the consolidated statements of operations, stockholders’ equity and comprehensive income (loss) and cash flows for each of the years in the three-year period ended December 31, 2003, are included in Optika’s 2003 Annual Report on Form 10-K and are incorporated by reference.

The unaudited consolidated financial statements of Optika, including Optika’s consolidated balance sheet at March 31, 2004 and December 31, 2003 and the consolidated statements of operations and cash flows for each of the three-month periods ended March 31, 2004 and 2003, are included in Optika’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004 and are incorporated by reference.

     (b) Pro forma financial information

The following unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.4:

Pro Forma Condensed Combined Balance Sheet as of March 31, 2004

Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 2004

Notes to Pro Forma Condensed Combined Financial Statements

     (c) Exhibits

2	Agreement and Plan of Merger, dated as of January 11, 2004, by and among Stellent, Inc., STEL Sub, Inc. and Optika Inc. (incorporated by reference to Annex A of the joint proxy statement/prospectus dated April 28, 2004, which was first mailed to Stellent and Optika shareholders on April 30, 2004 and is part of Stellent’s Registration Statement on Form S-4 (File No.

333-112543) that was declared effective on April 28, 2004). Stellent hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

20	The section titled “The Merger” of our joint proxy statement/prospectus dated April 28, 2004 (incorporated by reference to our joint proxy statement/prospectus dated April 28, 2004, which was first mailed to Stellent and Optika shareholders on April 30, 2004 and is part of our Registration Statement on Form S-4 (File No. 333-112543) that was declared effective on April 28, 2004).

23	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Stellent, Inc. press release dated May 28, 2004 (previously field).

99.2	The audited consolidated financial statements of Optika, including Optika’s consolidated balance sheet at December 31, 2003 and 2002 and the consolidated statements of operations, stockholders’ equity and comprehensive income (loss) and cash flows for each of the years in the three-year period ended December 31, 2003 (incorporated by reference to Optika’s 2003 Annual Report on Form 10-K (File No. 001-28672) as amended on March 18, 2004).

99.3	The unaudited consolidated financial statements of Optika, including Optika’s consolidated balance sheet at March 31, 2004 and December 31, 2003 and the consolidated statements of operations and cash flows for each of the three-month periods ended March 31, 2004 and 2003 (incorporated by reference to Optika’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004 (File No. 001-28672) that was filed on May 12, 2004).

99.4	Unaudited pro forma condensed combined consolidated financial statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned duly authorized.

Date: July 22, 2004

STELLENT, INC.
By	/s/ Gregg A. Waldon
Gregg A. Waldon
Executive Vice President, Chief Financial Officer, Treasurer and Secretary
(Principal financial and accounting officer and duly authorized signatory on behalf of the registrant)

INDEX TO EXHIBITS

Exhibit No.		Method of Filing
2	Agreement and Plan of Merger, dated as of January 11, 2004, by and among Stellent, Inc., STEL Sub, Inc. and Optika Inc.	Incorporated by reference to Annex A of the joint proxy statement/prospectus dated April 28, 2004, which was first mailed to Stellent and Optika shareholders on April 30, 2004 and is part of Stellent’s Registration Statement on Form S-4 (File No. 333-112543) that was declared effective on April 28, 2004. Stellent hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request

20	The section titled “The Merger” of our joint proxy statement/prospectus dated April 28, 2004.	Incorporated by reference to the joint proxy statement/prospectus dated April 28, 2004, which was first mailed to Stellent and Optika shareholders on April 30, 2004 and is part of Stellent Registration Statement on Form S-4 (File No. 333-112543) that was declared effective on April 28, 2004.

23	Consent of KPMG LLP, Independent Registered Public Accounting Firm.	Filed electronically

99.1	Stellent, Inc. press release dated May 28, 2004.	Previously filed

99.2	The audited consolidated financial statements of Optika, Inc., including Optika’s consolidated balance sheet at December 31, 2003 and 2002 and the consolidated statements of operations, stockholders’ equity and comprehensive income (loss) and cash flows for each of the years in the three-year period ended December 31, 2003.	Incorporated by reference to Optika’s 2003 Annual Report on Form 10-K (File No. 001-28672) as amended on March 18, 2004.

99.3	The unaudited consolidated financial statements of Optika, Inc., including Optika’s consolidated balance sheet at March 31, 2004 and December 31, 2003 and the consolidated statements of operations and cash flows for each of the three-month periods ended March 31, 2004 and 2003	Incorporated by reference to Optika’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2004 (File No. 001-28672) that was filed on May 12, 2004.

99.4	Unaudited pro forma condensed combined consolidated financial statements.	Filed electronically